                                                                    Exhibit 10.5

                                 CAROL STREAM I
                             CAROL STREAM, ILLINOIS


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                                 LEASE AGREEMENT

                                     Between

                       CAROL STREAM I DEVELOPMENT COMPANY

                                  ("Landlord")

                                       and

                              PARTYLITE GIFTS, INC.

                                   ("Tenant")

                          with a Guaranty provided by:

                              BLYTH INDUSTRIES INC.



--------------------------------------------------------------------------------

                                  LEASE SUMMARY



A. Date of Execution of Lease:        June 25, 1997

   Landlord:                          Carol Stream I Development Company

C. Address of Landlord:               Suite 1900
                                      250 East Broad Street
                                      Columbus, Ohio 43215
                                      Attn:  Richard C. Daley

D. Tenant:                            Partylite Gifts, Inc.

E. Address of Tenant:                 59 Armstrong Road
                                      P.O. Box 976
                                      Plymouth Massachusetts 02360

F. Billing Address of Tenant:         --------------------------------

                                      --------------------------------

G. Land:                              The approximately 15.8 acre
                                      parcel of land located at Schmale
                                      and Tower Roads in Carol Stream,
                                      Illinois.

H. Building:                          The 357,697 square foot building located
                                      on the Land and known as Building #1.

I. Leased Premises:                   The entire Building containing 357,697
                                      square feet of rentable space and
                                      the Land.

J. Permitted Use:                     General office, warehouse and distribution
                                      use.

K. Lease Term:                        Ten years commencing on the Commencement
                                      Date and terminating on the Termination
                                      Date.

L. Commencement Date:                 July 1, 1997 (subject to deferral
                                      per Section 9 of the Lease).

M. Termination Date:                  Tenth anniversary of Commencement Date.

N. Base Rent:                         First 60 months of Lease Term: $107,309.10
                                      per month ($3.60 prsf per year)
                                      Last 60 months of Lease Term: $121,619.98
                                      per month ($4.08 prsf per year)

   Due:                               First months rent due on or before
                                      Tenant's possession of any portion of
                                      Leased Premises.  Rent due on the first
                                      day of each calendar month. Late after ten days after due date; 5% charge for past due rent.

O. Tenant's Proportionate Share
   of Operating Expenses:             100%.

P. Initial Estimated Operating
   Expense Payment:                   $31,894.65 per month ($1.07 prsf per year)
                                      - subject to adjustment per Section 2 of
                                      the Lease.

Q. Leasehold Improvements:            $100,000 (see Exhibit D attached hereto).

R. Renewals:                          Two (2) renewal term(s) of five (5) years
                                      not more than 18 and not less
                                      than 12 months prior to scheduled
                                      expiration of lease term (see Exhibit F).

S. Guarantor:                         Blyth Industries, Inc.

T. Guarantor's Address:               100 Field Point Road
                                      Greenwich, Connecticut 06830-6442
                                      Attention: Bruce Kreiger, General Counsel



The following exhibits are attached to and made a part of the Lease:

    Exhibit A - Description of Leased Premises
    Exhibit B - Examples of Operating Expenses
    Exhibit C - Rules and Regulations
    Exhibit D - Leasehold Improvements
    Exhibit E - Agency Disclosure Statement
    Exhibit F - Special Terms

    THE PROVISIONS OF THIS LEASE SUMMARY ARE INCORPORATED BY THIS REFERENCE INTO THE LEASE.

     LEASE AGREEMENT


     Landlord hereby leases the Leased Premises to Tenant for the duration of the Lease Term. The leasing of the Leased Premises to Tenant will be upon the terms and conditions set forth in this Lease.

     Section 1. Base Rent. For each month of the Lease Term, Tenant will pay Base Rent in an amount equal to the monthly installment set forth in the Lease Summary.

     Section 2. Operating Expense Payment. Tenant will pay its Proportionate Share of all Operating Expenses incurred by Landlord during the Lease Term in connection with the operation, management, maintenance and repair of the Land and the Building. Illustrative examples of those expenses which are included within the definition of "Operating Expenses" are set forth in Exhibit B. Tenant's Proportionate Share of such Operating Expenses will be paid by Tenant monthly in advance based upon Landlord's reasonable estimate of the actual Operating Expenses which will be incurred during each calendar year during the Lease Term. The Estimated Operating Expense Payment for the first such calendar year is set forth in the Lease Summary. The Estimated Operating Expense Payment for each calendar year thereafter will be adjusted based upon Landlord's reasonable estimate of its Operating Expenses for such calendar year. Landlord will endeavor to notify Tenant by December 1 of each year during the Lease Term of any adjustment in the monthly Estimated Operating Expense Payment for the upcoming calendar year.

     As soon as reasonably practicable after the end of each calendar year (but in no event later than April 30 of each such calendar year), Landlord will deliver to Tenant a written statement showing its actual Operating Expenses for such calendar year and Tenant's actual Proportionate Share thereof. If the sum of the Estimated Operating Expense Payments paid by Tenant during such calendar year exceeds Tenant's Proportionate Share of the actual Operating Expenses incurred during such year, then Landlord will apply the excess toward the next succeeding monthly Estimated Operating Expense Payment(s) due from Tenant. If the sum of the Estimated Operating Expense Payments paid by Tenant during such calendar year is less than Tenant's Proportionate Share of the actual Operating Expenses incurred during such year, then Tenant will pay the deficiency to Landlord within 20 days after Tenant's receipt of Landlord's written demand for the payment thereof.

     Section 3. Manner and Timing of Rent Payments. The first monthly installment of Base Rent and Estimated Operating Expense Payments will be paid by Tenant on or before the date on which Tenant first takes possession of any portion of the Leased Premises for the purposes of installing its racking or fixtures therein. Thereafter, monthly installments of Base Rent and Estimated Operating Expense Payments will be due and payable in advance on or before the first day of each calendar month during the Lease Term. Each such installment will be paid to Landlord at its address set forth in the Lease Summary (or such other address as Landlord may designate from time to time). If the Lease Term commences on a day other than the first day of the month or terminates on a day other than the last day of the month, then the installments of Base Rent and Estimated Operating Expense Payments for such month(s) will be adjusted accordingly. If any installment of Base Rent or any Estimated Operating Expense Payment is not received by Landlord within ten days after its due date, then a late payment charge of 5% of such past due amount will be immediately due and payable from Tenant. In addition, all past-due installments of Base Rent and Estimated Operating Expense Payments will bear interest from the date such payments were due until paid at the corporate rate of interest announced by American National Bank, plus two percent, not to exceed the highest amount permitted by law ("Delinquent Rate"). All installments of Base Rent and Estimated Operating Expense Payments will be paid by Tenant without demand and without any rights of reduction, counterclaim or offset, except as specifically provided herein. Tenant hereby agrees to pay as additional rent any sales, use or other tax (other than income tax, excess profits or revenue tax, excise or inheritance tax, gift tax, franchise tax, corporation tax, capital levy transfer, estate or succession tax) now or hereafter imposed by any governmental authority upon the rent and other sums payable by Tenant hereunder. Landlord's acceptance of any payment which constitutes less than all of the balance then owed to it by Tenant hereunder will be treated as its receipt of a payment "on account" and not as an accord and satisfaction and Landlord may accept any such payment (regardless of the existence of any endorsement or statement to the contrary contained in a check or letter accompanying such payment) without prejudice to Landlord's right to recover the balance of the amount owed to it or pursue any other remedy provided for in this Lease.

     Section 4. Utilities. Landlord represents and warrants to Tenant that all utility services, including, without limitation, those listed below, are presently (or will be no later than the Commencement Date) connected to and available at the Building. Tenant will pay all costs associated with the provision of all utility services to the Leased Premises, including, without limitation, telephone, gas, electricity, water and sewer service. All utility services will be separately metered to the Leased Premises and placed in Tenant's name. Landlord will not be liable to Tenant, nor will Tenant be relieved of any obligation hereunder if any utility service to the Leased Premises is interrupted for any reason.

     Section 5. Maintenance and Repair. Tenant will at its sole expense maintain the Leased Premises in the same condition as existed as of the Commencement Date, reasonable wear and tear and damage by fire and casualty excepted. Tenant's maintenance obligation will extend to and include the repair (but not the replacement) of all structural and non-structural elements and mechanical systems located within the Leased Premises. Notwithstanding anything to the contrary contained herein, Landlord (and not Tenant), at Landlord's sole cost, will be responsible for repairing all structural and non-structural elements and mechanical systems located within the Leased Premises to the extent such repair is necessitated as a result of construction defects in materials or workmanship with respect to Landlord's initial construction of the Building or the Improvements. In addition, Landlord (and not Tenant), at Landlord's sole cost, will be responsible for the making of any repairs to the Leased Premises which are covered by enforceable construction warranties or guaranties. Landlord represents and warrants that the HVAC system in the Building was designed to be adequate to maintain a consistent ambient temperature within the Building of 68 degrees Fahrenheit. Tenant will provide and maintain, at Tenant's sole cost and expense, maintenance contracts on a quarterly basis for all air-conditioning, heating and ventilating systems serving the Leased Premises. Such HVAC maintenance will be provided by companies and pursuant to contracts and programs satisfactory to Landlord. Copies of all maintenance and service contracts will be delivered to Landlord on or before the Commencement Date. Any repairs made to the Leased Premises by Tenant pursuant to this Section 5 will be made in a workmanlike manner with materials at least equal in quality and grade to those originally contained within the Leased Premises. Tenant will also contract for its own janitorial and trash removal services and will promptly pay all costs associated with such services.

     Landlord will maintain the foundation, floor, roof and exterior walls of the Building and all common areas serving the Building in a first-class condition and order of repair and will be responsible for replacing (but not repairing) all structural elements and mechanical systems located within the Leased Premises; provided, however, that Tenant (and not Landlord) will be responsible for the payment of all costs associated with Landlord's maintenance and repair of the same if the need therefore arises due to the fault or negligence of Tenant or its agents, employees, licensees or invitees. Except as otherwise expressly provided above and in Exhibit C, all costs incurred by Landlord in connection with the maintenance and repair (but not the replacement) of such structural elements, mechanical systems, roof, exterior walls or common areas will be considered Operating Expenses and Tenant will pay its Proportionate Share thereof pursuant to Section 2. Except as otherwise expressly provided in this Section 5, Landlord will not at any time during the Lease Term be required to make any improvements, repairs, replacements or alterations to the Leased Premises.

     Section 6. Use of Premises. Tenant will use the Leased Premises solely for the Permitted Use. Tenant will not cause or permit any waste or damage to the Leased Premises, the Building or the Land and will not occupy or use the Leased Premises for any business or purpose which is unlawful, hazardous, unsanitary, noxious or offensive. If Tenant's use or occupancy of the Leased Premises changes after the Commencement Date and any such change causes an increase in Landlord's insurance premiums over and above those in effect as of the Commencement Date, then Tenant will pay the resulting increase within 20 days after its receipt of a statement from Landlord setting forth the amount thereof. Tenant will comply with the Rules and Regulations which are set forth in Exhibit C (and any reasonable modifications thereto which are consistent with the provisions of this Lease).

     Section 7. Governmental Requirements. On or before the Commencement Date, Landlord will deliver to Tenant a certificate from an AIA certified architect confirming that, as of the Commencement Date, the Leased Premises will be in compliance with all applicable laws, rules, regulations and ordinances, including, without limitation, the Americans with Disabilities Act. During the Lease Term, Landlord, at Landlord's cost, will keep the Leased Premises in compliance with all applicable laws, rules regulations and ordinances which are now or hereinafter in effect, with the exception that Tenant will, at its sole expense, comply with all laws and other governmental requirements which are now or hereafter in force pertaining solely to Tenant's specific occupancy and use of the Leased Premises, including, without limitation, the Americans with Disabilities Act, the Comprehensive Environmental Response, Compensation and Liability Act the Clean Air Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act and the Water Pollution Control Act.

     Section 8. Signs. Tenant will not place any sign or other advertising material on the exterior or interior of the Leased Premises or the Building, without the prior written consent of Landlord, which consent will not be unreasonably withheld.

     Section 9. Leasehold Improvements. Attached to this Lease as Exhibit D are the preliminary specifications for the base building improvements and the improvements to be made to the office area of the Leased Premises ("Improvements"), as well as a tenant improvement allowance for the improvement to be made to the office area. Landlord, at Landlord's cost (but, with respect to the office area Improvements only, as a charge against any tenant improvement allowance being given to Tenant) will proceed with the preparation of the final architectural and engineering drawings, plans and specifications for the Improvements. Once those drawings, plans and specifications are completed, Landlord will deliver a full set thereof to Tenant for its review and approval. The approved final drawings, plans and specifications ("Final Plans") are incorporated herein by this reference.

     If the actual cost of constructing the office area Improvements in accordance with the approved Final Plans (as reasonably determined by Landlord's general contractor) exceeds the amount of the tenant improvement allowance set forth in Exhibit D, then, unless Landlord and Tenant otherwise agree to amortize any such excess costs through a mutually acceptable Base Rent increase, Tenant will pay any such excess costs within 20 days after Landlord's written demand for the payment thereof. If, following the approval of the Final Plans, Tenant expresses a desire to make any revisions thereto, Tenant will so notify Landlord and Landlord will then ask its general contractor to prepare a cost estimate for the making of such changes. Landlord will promptly notify Tenant of any increased costs or savings resulting from such changes and Tenant will have the right to require Landlord to cause such a change to be made to the Final Plans; provided, however, that such changes will not unreasonably affect the structural integrity or value of the Building. If the aggregate of all such changes results in a net increase in the cost of the construction of the Improvements, (net of any savings), then Tenant will pay such net increase to Landlord within 20 days after Landlord's written demand for the payment thereof.

     Landlord, at Landlord's cost, unless a tenant improvement allowance is designated above and Tenant exceeds such allowance, will cause the Improvements to be constructed in accordance with the Final Plans. Landlord will use its good faith diligent efforts to substantially complete construction of the Improvements on or before September 2, 1997, subject to delays caused by the occurrence of events beyond its reasonable control, including, without limitation, labor troubles, inability to procure materials, restrictive governmental laws and pronouncements, acts of God, unseasonable weather, Tenant's failure to timely respond to any matter submitted for its review, Tenant's requested change orders and Tenant's making of various installations in the Leased Premises pursuant to Paragraph 3 of Exhibit F to this Lease, if the making of any such installations unreasonably interferes with Landlord's construction of the Improvements("Delay Events"). Tenant agrees that it will review and either approve or specify its objections to any documents or drawings submitted to it for its review and approval hereunder within five days after its receipt of the same.

     The Commencement Date of this Lease shall be July 1, 1997 provided that on or before July 1, 1997 (i) there exists commercially reasonable ingress and egress to the Building for the purpose of permitting Tenant to install its racking in the Building (with Tenant hereby acknowledging that such commercially reasonable ingress and egress will exist if Center Road and Tower Road extending from Center Road to the front entryway to the Building, are paved and available for use by Tenant), (ii) the construction of the improvements are such that Tenant can install all of its racking in the Building, and (iii) Landlord has obtained the necessary governmental approvals, if any, to permit Tenant's occupancy of the Building for the limited purpose of installing its racking. If the July 1, 1997 deadline is not met, the Commencement Date of this Lease shall be the actual date on which items (i), (ii) and (iii) are satisfied. In the event Landlord has met the July 1, 1997 deadline, but subsequent construction progress and approvals are not forthcoming such that Tenant cannot begin to bring its product into the Building on or before July 7, 1997, then, unless the failure to meet such July 7, 1997 deadline is attributable solely to those Tenant-caused delays referred to in the immediately succeeding paragraph, notwithstanding the commencement of the Lease Term, Base Rent and Estimated Operating Expense Payments shall abate until such time as Tenant can begin to bring its product into the Building and, if Tenant has prepaid Base Rent and Estimated Operating Expense Payments, Tenant shall be entitled to a pro rata credit against the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments based upon the number of days from July 7, 1997 to the date Tenant can begin to bring its product into the Building.

     If construction of the improvements to the Leased Premises is not substantially complete on or before September 2, 1997 (except as otherwise provided with respect to those Tenant-caused delays referred to in the immediately succeeding sentence of this paragraph), then Base Rent and Estimated Operating Expense Payments shall abate as of September 2, 1997 until such time as the Leased Premises is substantially completed and, if Tenant has prepaid Base Rent and Estimated Operating Expense Payments, Tenant shall be entitled to a pro rata credit against the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments based upon the number of days from September 2, 1997 to the date the Leased Premises is substantially completed. Notwithstanding anything to the contrary contained herein, if Landlord's inability to substantially complete the improvements on or before September 2, 1997 is attributable solely to Tenant-caused delays after the date hereof (including, without limitation, Tenant's failure to timely respond to any matter submitted for its review, delays caused by Tenant's requested change orders, as verified by Landlord's general contractor, and Tenant's making of installations in the Leased Premises pursuant to Exhibit F, Paragraph 3 thereof (provided the making of any such installations unreasonably interferes with Landlord's construction of the Improvements), then, notwithstanding the fact that the Improvements are not yet substantially completed, Tenant will continue to have an obligation to pay Base Rent and Estimated Operating Expense Payments and perform all of its other obligations and duties set forth in this Lease. For the purposes of this Lease, the Improvements will be deemed substantially completed on the date on which the following events have occurred: (a) Landlord's architect issues a certificate of substantial completion for the Building in accordance with the requirements of AIA Document A201, 1987 edition (expressly excluding, however, any requirement as to the subsequent completion of landscaping or external paving which is not necessary for Tenant's use and occupancy of the Leased Premises for its intended use); (b) a temporary approval (at least permitting Tenant to occupy, store and ship product) or permanent certificate of occupancy is issued by the appropriate governmental authority; and (c) Tenant has commercially reasonable ingress and egress to the Building for the purpose of permitting Tenant to ship its product from the Leased Premises and otherwise use and occupy the Leased Premises for its intended purpose. Notwithstanding anything to the contrary contained in the immediately preceding sentence, if Tenant's failure to complete the installation of its racking or its other installations, if any, (and not Landlord's construction of any improvements required to be constructed by it under the terms of this Lease) prevent the appropriate governmental authorities from issuing the required temporary approval or permanent certificate of occupancy for the Leased Premises, then, in such event, the requirement in the immediately preceding sentence that a temporary approval or permanent certificate of occupancy be issued for the Leased Premises will be eliminated from the test of when "substantial completion" has occurred. The floors of the Building will be deemed "complete" for the purposes of this Lease when they are fully cured, such that the installation of racks and equipment can commence immediately.

     Unless, as of the date of substantial completion of the Leased Premises, the construction of the Improvements is 100% complete and a permanent certificate of occupancy has been issued, then Landlord and Tenant agree that promptly after the date the Leased Premises is substantially completed, they will prepare a punchlist and Landlord will have an additional 30 days from the date the Leased Premises is substantially completed to complete the punchlist items and to obtain the permanent certificate of occupancy (or such longer period of time as may be required to complete any punchlist items which are weather sensitive - e.g., landscaping and exterior paving). If Landlord and Tenant cannot agree on the punchlist items, then Tenant will promptly select an architect and notify Landlord of the architect so selected. Tenant's architect and Landlord's architect will determine the punchlist items and will report in writing to Landlord and Tenant the punchlist items. If the two architects do not agree on the punchlist items, a third architect (mutually acceptable to Landlord's architect and Tenant's architect) will be selected within the following five days. In such event, the third architect will determine the punchlist items within five days after his or her selection and will report in writing to Landlord and Tenant the punchlist items. All architects will be members in good standing with the American Institute of Architects and will have previous experience in making evaluations of industrial buildings in the metropolitan Chicago real estate market. Landlord and Tenant will each pay the charges of its own architect and one-half of the charges of the third architect. Notwithstanding anything contained herein to the contrary, if Landlord has not 100% completed the punchlist items and the improvements (including, without limitation, the landscaping and exterior paving) and obtained a permanent certificate of occupancy by October 1, 1997 for any reason other than the occurrence of a Tenant-caused delay, then Tenant may complete the punchlist items and the improvements and deduct the cost thereof reasonably incurred by Tenant from the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments; provided, however, that if Tenant's use and occupancy of the Leased Premises is interrupted by any governmental authority at any time thereafter, including, without limitation, during the course of Tenant completing the punchlist items and the improvements, due to the fact that a permanent certificate of occupancy has not been issued, then Base Rent and Estimated Operating Expense Payments shall abate until such time as Tenant's use and occupancy is restored by governmental authority.

     To the extent the Improvements shown in the approved Final Plans are more user-specific than customarily anticipated for warehouse space in the Building, Landlord will specifically identify those Improvements which are more user-specific in a notice sent by Landlord to Tenant at the time of Landlord's preparation of the Final Plans and, unless Tenant agrees to alter the Final Plans to eliminate such user-specific improvements), Tenant will thereafter be obligated, at its expense, to remove all such greater than customary improvements upon the expiration or sooner termination of the Lease Term.

     Section 10. Alterations. Except for "Minor Alterations" (as that term is hereafter defined). Tenant may not at any time prior to or during the Lease Term make any alterations, additions or improvements to the Leased Premises without the prior written consent of Landlord. Tenant may, with prior notice to Landlord, but without the prior consent of Landlord, make Minor Alterations to the Leased Premises during the Lease Term. For the purposes of this Section 10, "Minor Alterations" will mean any alteration, addition or improvement to the Leased Premises which costs less than $25,000, and which does not alter the exterior aesthetics of the Building or impact the structural components of the Building or any of the mechanical systems contained therein. All improvements, alterations and additions made at one time in connection with any one job will be aggregated for the purposes of determining whether the $25,000 limit has been exceeded. Any alterations, addition or improvement made to the Leased Premises in accordance with this Section 10 will at all times remain the property of Landlord (excluding Tenant's racking and trade fixtures, even if affixed to the Building). If Landlord consents to any proposed alteration, addition or improvement, the same will be made by Tenant at Tenant's sole expense. At the time Landlord gives its consent to any proposed alteration, addition or improvement, Landlord will specify whether such alteration, addition or improvement must be removed by Tenant upon the expiration of the Lease Term, with Tenant being responsible for repairing any damage to the Leased Premises caused by such removal.

     Section 11. Mechanics Liens. Tenant will indemnify and hold Landlord harmless from any liability or expense associated with its construction of any alteration, addition or improvement to the Leased Premises. Tenant will discharge, within 30 days, any mechanics lien filed against the Leased Premises, the Building or the Land in connection with any work performed by or at the request of Tenant; provided, however, that Tenant may contest any such lien upon Tenant bonding or otherwise insuring over the lien to the reasonable satisfaction of Landlord.

     Section 12. Assignment and Subletting. Except as otherwise expressly provided in this Lease, Tenant will not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld. For the purposes of this section, Landlord will be deemed to be unreasonably withholding its consent to any proposed assignment or sublease if Landlord fails to respond within 15 days of Tenant's request for Landlord's consent to any proposed assignment or sublease, which request will be accompanied by all information reasonably requested by Landlord concerning the proposed assignment or sublease, including, without limitation, information concerning the identity of the proposed assignee or sublessee, the type of business to be conducted in the Leased Premises by the proposed sublessee or assignee and the proposed sublesse's or assignee's current financial statements. Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord: (i) the assignee or sublessee is of a character or engaged in a business which is not keeping with the standards or criteria used by Landlord in leasing the building; (ii) the financial condition of the sublessee or assignee is such that it may not be able to perform its obligations in connection with this Lease; (iii) the assignee or sublessee is a tenant or negotiating for space in the Building; (iv) the assignee or sublessee is a governmental unit; (v) Tenant is in default under this Lease; (vi) in the reasonable judgment of Landlord, such an assignment or subleasing would violate any term, condition, covenant or agreement of the Landlord involving the Building or any other tenant's lease within it; or (vii) any other basis which Landlord reasonably deems appropriate. In the event of an assignment or sublease, Landlord and Tenant agree to share the monthly profit, if any, equally. In determining whether there is a profit, Tenant will be first allowed to recover expenses incurred by Tenant in connection with such assignment or sublease. Notwithstanding the above, Tenant may assign this Lease, or any part thereof, without Landlord's prior consent, to any successor-in-interest of Tenant in connection with a reorganization, merger, consolidation or sale of all or substantially all of the stock or assets of Tenant, so long as Tenant's successor-in-interest expressly assumes all of Tenant's obligations hereunder.

     Section 13. Subordination. Tenant's rights and interests under this Lease will be subordinate to all mortgages and other encumbrances now or hereafter affecting any portion of the Building or the Land. In the event of the foreclosure of any mortgage or other encumbrance, Tenant will, upon request of any person succeeding to the interest of Landlord, attorn to and automatically become the tenant of such successor-in-interest without change in the terms or conditions of this Lease; provided, however, that such successor-in-interest will not be liable for any act or omission of any prior landlord or subject to any offsets or defenses which Tenant may have against any such prior landlord. Within 15 days after its receipt of Landlord's request therefor, Tenant will execute and deliver to Landlord a certificate confirming such subordination and attornment and setting forth such information as Landlord shall reasonably request concerning the current status and facts related to this Lease and Tenant's occupancy of the Leased Premises. Additionally, Tenant hereby agrees that it will fully cooperate with Landlord and provide all information in Tenant's possession in order to help Landlord complete any disclosure form for the Leased Premises required by the Illinois Responsible Property Transfer Act. Tenant's subordination as set forth in this section is contingent upon Landlord providing to Tenant a non-disturbance agreement from Landlord's mortgagee of ground lessor, on terms and conditions reasonably acceptable to such mortgagee of ground lessor and Tenant, which in essence provides that, if Tenant is not then in default under this Lease, then Tenant's occupancy and all other rights granted to Tenant hereunder will not be disturbed by such mortgagee and such mortgagee's enforcement of its mortgage.

     Section 14. Limitation of Landlord's Personal Liability. Tenant will look solely to Landlord's interest in the Leased Premises, the Building and the Land for the recovery of any judgment against Landlord; it being the express intent of the parties hereto that neither Landlord, nor any of its shareholders, directors, officers or employees will ever be personally liable for any such judgment.

     Section 15. Indemnification and Insurance. Landlord will not be liable for and Tenant will indemnify and hold Landlord harmless from any liability or expense associated with any damage or injury to any person or property (including any person or property of Tenant or any one claiming under Tenant) which arises directly or indirectly in connection with the Leased Premises or Tenant's use or occupancy thereof; provided, however, that Tenant will not be obligated to indemnify Landlord as to any liability or expense occasioned by the negligence or intentional misconduct of Landlord.

     All property stored or placed by Tenant in or about the Leased Premises will be so stored or placed at the sole risk of Tenant. Tenant will at its sole expense maintain in full force and effect at all times during the Lease Term:
(a) comprehensive public liability insurance for personal injury and property damage with liability limits of not less than $5,000,000 for injury to one person, $10,000,000 for injury from one occurrence and $2,000,000 for property damage; (b) extended coverage insurance on all property stored or placed by Tenant in or about the Leased Premises in an amount equal to the full replacement value thereof; (c) insurance against abatement or loss of rent in case of fire or other casualty in an amount at least equal to the Base Rent and Estimated Operating Expense Payments to be paid by Tenant during the two years next ensuing as reasonably determined by Landlord; and (d) worker's compensation and employer's liability insurance covering all Tenant's employees working in the Leased Premises. Landlord will maintain in full force and effect at all times during the Lease Term: (a) comprehensive public liability insurance for personal injury and property damage with liability limits of not less than $5,000,000 for injury to one person, $10,000,000 for injury from one occurrence and $2,000,000 for property damage; and (b) fire and extended coverage insurance on the Building in an amount equal to the full replacement cost of the Building (excluding foundations). Each insurance policy maintained by any party hereunder (other than the fire and extended coverage insurance policy maintained on the Building by Landlord) will be primary as respects to any claims, losses or liabilities and will name the other party as an additional insured thereunder. Each insurance policy required to be maintained by any party hereunder will specifically provide that such insureds policy cannot be terminated without giving at least 30 days prior written notice to the other party. Each party will furnish certificates evidencing such insurance coverage to such other party on or before the Commencement Date and thereafter within 30 days prior to the expiration of each such certificate. All insurance required under this Section 15 will include provisions denying to the insurer acquisition by subrogation of rights against the other party. Subject to compliance with the requirements set forth in the immediately preceding sentence, each party waives any rights of recovery against the other for loss or injury, to the extent of any amount recovered by reason of insurance.

     Section 16. Hazardous Substances. Tenant will not itself, nor permit others to use, store, generate, treat or dispose of any Hazardous Substance (as that term is hereafter defined) on or about the Leased Premises, except for immaterial amounts that are exempt from or do not give rise to any violation of applicable law. Notwithstanding the above, Tenant will not be responsible for the migration on to the Land of Hazardous Substances used, stored, generated, treated or disposed of on any property located adjacent to the Land.

Landlord will retain responsibility for any remediation required by law in connection with any Hazardous Substance found on or about the Land or the Building as of the Commencement Date, except for immaterial amounts that are exempt from or do not give rise to any violation of applicable law. Notwithstanding the above, Landlord will not be responsible for the migration onto the Land of Hazardous Substances used, stored, generated, treated or disposed of on any property located adjacent to the Land. For the purposes of this Section 16, the term "Hazardous Substance" means any "hazardous substance", "toxic substance" (as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act), "hazardous waste" (as that term is defined in the Resource Conservation Recovery Act), polychlorinated biphenyls, asbestos, radioactive material or any other pollutant, contaminant or hazardous, dangerous or toxic material or substance which is regulated by any federal, state or local law, regulation, ordinance or requirement.

     Section 17. Surrender of Premises. Upon the termination of Tenant's right of possession under this Lease, Tenant will immediately surrender possession of the Leased Premises to Landlord in the same condition as existed as of the Commencement Date, reasonable wear and tear and fire and casualty excepted. Tenant will at the same time remove all of its movable trade fixtures from the Leased Premises and any alterations, additions and improvements which Landlord requests be removed pursuant to Section 9 and
Section 10 hereof. Tenant will promptly repair any damage caused to the Leased Premises by the removal of any of such movable trade fixtures, alterations, additions or improvements.

     Section 18. Casualty. If the Leased Premises are damaged by fire or other casualty, Landlord shall promptly give written notice to Tenant whether the Leased Premises can reasonably be repaired within 180 days after the date of the occurrence of such fire or other casualty. If Landlord notifies Tenant that it does not believe that the Leased Premises can reasonably be repaired within such 180-day period, then Tenant will have the option of terminating this Lease by giving written notice thereof to Landlord at any time within 30 days after the date of Tenant's receipt of the aforementioned notice from Landlord. If Landlord determines that the Leased Premises can reasonably be repaired within such 180-day period or if Tenant does not elect to terminate this Lease despite the fact that Landlord has determined that the Leased Premises cannot be reasonably repaired within such 180-day period, then Landlord will proceed to repair the Leased Premises at its sole expense; provided, however, that Landlord will in no event be required to repair any improvements previously made to or any fixtures previously installed in the Leased Premises by Tenant. If the Leased Premises are rendered untenantable in whole or in part as a result of a fire or other casualty, then all rent accruing after the occurrence of any such fire or other casualty and prior to the completion of the repair of the Leased Premises will be equitably and proportionately abated to reflect the untenantable portion of the Leased Premises. Landlord will not be liable to Tenant for any inconvenience or interruption to Tenant's business occasioned by such fire or other casualty or the concomitant repair of the Leased Premises. If Landlord notifies Tenant that it believes that the Leased Premises can reasonably be repaired within 180 days after the occurrence of such fire or other casualty or if Tenant does not elect to terminate this Lease, notwithstanding the fact that the projected repair period is longer than 180 days, and if Landlord thereafter fails to complete the repairs within the longer of (i) 180 days after the date of the occurrence of such fire or other casualty or (ii) such longer repair period as is identified as the projected repair period in Landlord's initial notice to Tenant under this
Section 18 (in the event Tenant does not elect to terminate the Lease, notwithstanding the length of such projected repair period) ("Applicable Repair Period") for any reason other than the occurrence of a Delay Event (but in no event will the occurrence of any Delay Event permit an extension of the time period for the completion of such repairs by more than 90 days beyond the last day of the Applicable Repair Period), then Tenant may elect to terminate this Lease by delivery of written notice delivered to Landlord within 30 days after the expiration of the Applicable Repair Period (as extended, if applicable, for no more than 90 days for the occurrence of any Delay Event). Notwithstanding anything to the contrary contained herein, if at least 50% of the rentable square footage contained within the Building is rendered wholly untenantable as a result of the occurrence of any fire or other casualty within the last 12 months of the Lease Term (or any extension thereof), then either Landlord or Tenant may terminate this Lease by giving written notice to the other party within 30 days after the date of the occurrence of such fire or other casualty.

     Section 19. Condemnation. If all of the Leased Premises is taken by or under threat of condemnation, then this Lease will automatically terminate as of the date of the transfer of possession of the Leased Premises to the condemning authority. If a substantial portion of the Leased Premises is taken by or under threat of condemnation and Tenant, in its reasonable judgment, determines that it cannot conduct its business in the remaining portion of the Leased Premises, then, at the option of Tenant, this Lease will terminate as of the date of the transfer of possession of the Leased Premises to the condemning authority. If Tenant does not so terminate this Lease or if any taking is of less than a substantial portion of the Leased Premises, then, in either such event, this Lease will continue in full force and effect in accordance with its terms, except that the Base Rent and Tenant's Proportionate Share will be adjusted to fairly reflect the portion of the Leased Premises which was so taken and Landlord will promptly restore the balance of the Leased Premises to a secure, self-contained facility. Landlord will not be liable to Tenant for any inconvenience or interruption to Tenant's business occasioned by any such taking. Landlord will be entitled to receive the entire award made by the condemning authority for any such taking, with the exception that Tenant will be entitled to any separate award made by the condemning authority which is expressly attributed to the value of Tenant's trade fixtures or equipment, loss of business and relocation and moving expenses, so long as such separate award does not diminish the amount of Landlord's award from the condemning authority.

     Section 20. Holding Over. Tenant will not hold over in its occupancy of the Leased Premises after the expiration of the Lease Term, without the prior written consent of Landlord. If Tenant holds over without the prior written consent of Landlord, then Tenant will pay double the Base Rent and Estimated Operating Expense Payment then in effect for each month during the entire holdover term. Any holding over with the consent of Landlord will constitute this Lease as a lease from month-to-month.

     Section 21. Default. If Tenant fails to pay any installment of Base Rent, any Estimated Operating Expense Payment or any other sum payable by it hereunder on or before ten days after the date when due, or if Tenant defaults in the performance of any of its other obligations under this Lease and such default continues for 30 days after written notice thereof is given to Tenant (unless the nature of the default is such that it cannot be cured within 30 days, in which case Tenant will not be deemed in default if Tenant commences to cure within 30 days and diligently pursues the cure to completion within 90 days after written notice of such default is given to Tenant) except in the case of an emergency, in which event such non-performance will be cured as quickly as practicable, then, in addition to any other legal rights and remedies available to Landlord at law or in equity, Landlord may: (a) terminate this Lease and declare immediately due and payable from Tenant the sum of all then delinquent installments of Base Rent, Estimated Operating Expense Payments and other sums payable under this Lease, and the excess, if any, of the present value of all Base Rent and Estimated Operating Expense Payments due for the remainder of the Lease Term over the present value of the fair rental value of the Leased Premises during the same period, both of which sums will be discounted at a rate equal to 8%; (b) re-enter and attempt to relet the Leased Premises without terminating this Lease, in which event Tenant will remain obligated to pay to Landlord any deficiency between all sums payable by Tenant pursuant to this Lease and any sums collected by Landlord from any reletting of the Leased Premises (net of any sums paid by Landlord in connection with such reletting, including, without limitation, leasing commissions, attorneys' fees and costs of improvements to the Leased Premises); or (c) cure any such default by Tenant, with any sums expended by Landlord in connection with such cure becoming immediately due and payable from Tenant, with interest thereon until paid at the Delinquent Rate. To the extent required by applicable law, Landlord will relet the Leased Premises or any part thereof. If Landlord elects to relet the Leased Premises, Landlord may change the locks to the Leased Premises and may redecorate, repair and alter the Building and the Leased Premises in such a manner as is deemed reasonably necessary or appropriate by Landlord. Any reletting costs incurred by Landlord will be paid by Tenant within 30 days after Tenant's receipt of written demand for the payment thereof, together with interest thereon at the Delinquent Rate. If Landlord exercises any of the rights and remedies provided herein or otherwise at law or in equity which involves its reentering the Leased Premises, Landlord may do so and remove all occupants and property from the Leased Premises, in accordance with applicable law and without the use of force, without any liability, and without being deemed guilty of trespass, eviction or forcible entry and detainer. Any property of Tenant removed from the Leased Premises by Landlord pursuant to any provisions of this Lease or by law shall be stored by Landlord, at Tenant's sole cost and expense, and Landlord, upon storage of such property, will in no event be responsible for the value, preservation or safekeeping thereof. Tenant will pay Landlord for all reasonable expenses incurred by Landlord in connection with such removal and (provided Landlord provides access to Tenant for this limited purpose) for reasonable storage charges for Tenant's property. Any property of Tenant not removed from the Leased Premises or retaken from storage by Tenant within 45 days after the expiration or earlier termination of the Lease Term (or of Tenant's right to possess the Leased Premises) will be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale, without further payment or credit by Landlord to Tenant.

     Section 22. Prevailing Party's Fees. If any legal action is commenced by either Landlord or Tenant, to enforce its rights hereunder, then all attorneys' fees and other expenses incurred by the prevailing party in such action shall be promptly paid by the non-prevailing party.

     Section 23. Successors and Assigns. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and the successors and permitted assigns of Tenant.

     Section 24. No Waiver. No waiver of any covenant or condition of this Lease by either party will be deemed to constitute a future waiver of the same or any other covenant or condition of this Lease. In order to be effective, any such waiver must be in writing and must be delivered to the other party to this Lease.

     Section 25. Brokerage Commissions. Each of Landlord and Tenant hereby represents and warrants that it has not dealt or consulted with any real estate broker or agent in connection with this Lease other than those real estate brokers and agents specifically identified in the Agency Disclosure Statement attached hereto as Exhibit E. Each of Landlord and Tenant agrees to indemnify and hold the other harmless from and against any liability or expense occasioned by a breach of the foregoing representation.

     Section 26. Reasonableness of Consent. Landlord will not unreasonably withhold or condition any consent or approval which is required to be given by it pursuant to the terms of this Lease.

     Section 27. Amendment. This Lease may not be amended except by a written instrument signed by both Landlord and Tenant.

     Section 28. Governing Law. This Lease will be governed by and construed in accordance with the laws of the State of Illinois.

     Section 29. Notices. All notices required or permitted under this Lease must be in writing and must be delivered to Landlord and Tenant at their addresses set forth in the Lease Summary (or such other address as may hereafter be designated by such party). Any such notice must be personally delivered or sent by either registered or certified mail or overnight courier and will be deemed sufficiently served upon delivery, with signed receipts evidencing same, if personally delivered or sent by overnight courier, or two days after the date of mailing thereof, if mailed.

     Section 30. Entire Agreement. This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises. There are no covenants, promises, agreements, conditions or understandings, whether oral or written, between the parties, except as are specifically set forth herein. Except as otherwise provided herein, no subsequent alteration, amendment, change or addition to this Lease will be binding upon Landlord or Tenant, unless expressed in writing and executed by both parties hereto.

     Section 31. Time Period. TIME IS OF THE ESSENCE FOR EACH AND EVERY PROVISION HEREOF.

     Section 32. Financial Statements. [Intentionally Omitted]

     Section 33. Special Terms. Exhibit F sets forth those special provisions, if any, which supplement the provisions of this Lease.


     [Signatures and Acknowledgements Appear on Next Page]

                         SIGNATURES AND ACKNOWLEDGEMENTS



     Landlord and Tenant have executed this Lease as of the date specified in the Lease Summary.



                                    LANDLORD:

                                    CAROL STREAM I DEVELOPMENT COMPANY
                                    By Pizzuti Equities Inc.


                                    By /s/ Richard C. Daley
                                       --------------------------------
                                       Richard C. Daley, Vice President


                                    TENANT:

                                    PARTYLITE GIFTS, INC.


                                    By /s/ Frank P. Mineo
                                       --------------------------------
                                       Frank P. Mineo, Vice President


STATE OF OHIO
COUNTY OF FRANKLIN:  SS

     Before me, a notary public in and for said state and county, personally appeared Richard C. Daley, the Vice President of Pizzuti Equities Inc., the duly authorized representative of the Landlord in the foregoing Lease, who acknowledged the signing of the Lease to be his free act and deed on behalf of the Landlord.


Date: 6/25/97                         /s/ Nova S. White
                                      ----------------------------------
                                      Notary Public


STATE OF CONNECTICUT
COUNTY OF FAIRFIELD:  SS

     Before me, a notary public in and for said state and county, personally appeared Frank P. Mineo, the Vice President of PartyLite Gifts, Inc. the Tenant in the foregoing Lease, who acknowledged the signing of the Lease to be his free act and deed on behalf of Tenant.


Date:6/20/97                          /s/ Christina Kaufman
                                      -----------------------------------
                                      Notary Public

                                                                 EXHIBIT A


                         DESCRIPTION OF LEASED PREMISES



     See legal description, site plan, parking plan, building plan and floor plan attached hereto as Schedule 1. The address of the Building is
_______________________.















                                          Initialed and Approved by Tenant:


                                          ---------------------------------

                                                                 EXHIBIT B


                   ILLUSTRATIVE EXAMPLES OF OPERATING EXPENSES

The following are illustrative examples of some of the expenses which are included within the definition of "Operating Expenses":

1. Costs of all required maintenance and repair (but not replacement) of the foundation, floor, roof and exterior walls of the Building and all common areas serving the Building;

2.   Real estate taxes and assessments on the Building and the Land;

3. Insurance premiums for liability and extended coverage insurance policies maintained by Landlord on the Building and the Land;

4. Costs of maintaining and repairing the landscaping and irrigation system which serves the Land and the cost of snow plowing and snow removal from those areas of the Land covered by pavement;

5. Costs related to the provision of water, sewer, gas, telephone, electricity and other utility services to or for the benefit of the Building, unless such utility services are separately metered and placed in the name of a tenant;

6.   [Intentionally Omitted]

7. A reasonable property management fee (not to exceed 2% of Base Rent, so long as Tenant occupies 100% of all rentable space contained within the Building;

8. Costs of maintaining and repairing the fire protection and life safety systems for the Buildings;

9. Accounting, legal (with any legal costs only being related to the contest of any imposition of real estate taxes or assessments against the Building and the Land) and other professional services rendered in connection with the operation, management and maintenance of the Building and the Land (not to exceed .75% of Base Rent); and

10. Except as otherwise specifically provided herein, all other costs and expenses incurred by Landlord related to the operation, management, maintenance and repair of the Building and the Land, which are considered "operating expenses" (and not "capital expenditures") under generally accepted accounting principles.

The following are those expenses which are excluded from the definition of "Operating Expenses":

1. Landlord's lease payments or debt service on any financing related to the Building or the Land;

2. Franchise, excess profits or revenue tax, excise tax, inheritance tax, gift tax, franchise tax, corporation tax, capital levy transfer, state successor or income taxes payable by Landlord;

3. Salaries, benefits and related costs of Landlord's off-site administrative personnel;

4.   Costs of all tenant improvements;

5.   Leasing commissions;

6. Costs of utility usage for utility services separately metered in the name of Tenant;

7. Costs of the initial construction of the Building and the common areas and any capital improvements made after the substantial completion of the same, except as otherwise permitted above, in the examples of expenses included in Operating Expenses;

8. Costs associated with abatement of environmental hazards existing as of the Commencement Date, except to the extent, if any, caused or contributed to by the acts or omissions of Tenant, its employees, agents, contractors or invitees;

9. Costs associated with the failure of the Leased Premises, the Building or the Land to be in compliance with any statute, ordinance, rule or regulation applicable thereto as of the Commencement Date, except in the event that such noncompliance is the result of any act or omission of Tenant, its employees, agents, contractors or invitees;

10. Expenses in the nature of interest (except as otherwise specifically provided in this Exhibit), fines or penalties, except to the extent incurred as a result of acts or omissions of Tenants, its employees, agents, contractors or invitees;

11. Costs of repairs, alterations or replacements caused by casualty losses to the extent of any insurance proceeds related thereto;

12. Costs of repairs, alterations or replacements caused by the exercise of rights of eminent domain;

13. Costs of any special services rendered or costs reimbursed to another tenant which are not generally reimbursed or rendered to other tenants in the Building;

14. Amounts paid to any person or entity related to or affiliated with Landlord to the extent that the same exceed the reasonable and customary cost thereof; and

15. Costs of correcting defects in the initial construction of any of the improvements on the Land made by Landlord, including, without limitation, the Building; and any costs directly or indirectly associated with the initial development of the Land and the Building, including, without limitation, annexation fees, utility tap-in fees, and legal fees.

Operating Expenses will be computed for each calendar year during the Lease Term based upon the accrual method of accounting. If the Building is ever less than 95% occupied, then Operating Expenses shall be calculated as if the Buildings had been 95% occupied and the results will constitute Landlord's Operating Expenses for such calendar year for all purposes of this Lease.



                                          Initialed and Approved by Tenant:


                                          ---------------------------------

                                                                 EXHIBIT D


                             LEASEHOLD IMPROVEMENTS


The Base Building improvements to be provided by Landlord, at Landlord's sole cost, will be consistent with the Project Specifications attached hereto as
Schedule 1. Landlord will provide a tenant improvement allowance of $100,000 for the construction of the Improvements to the office portion of the Leased Premises (presently anticipated to consist of 2,500 rentable square feet, although Tenant may elect to increase the size of the office portion of the Leased Premises, without, however, any concomitant increase in the amount of the aforementioned tenant improvement allowance for the construction of the improvements to such office portion of the Leased Premises). The final plans for such office Improvements are attached hereto as Schedule 2. If the cost of the construction of the office Improvements ultimately approved by Landlord and Tenant exceeds the amount of the aforementioned tenant improvement allowance, then such excess cost will be paid by Tenant in accordance with the provisions of Section 9 of the Lease.









                                          Initialed and Approved by Tenant:


                                          ---------------------------------

                                                                 EXHIBIT E


                                            AGENCY DISCLOSURE STATEMENT



The following are the only real estate agents and brokers involved in the leasing transition between Landlord and Tenant:


                          - Representative of Landlord
    ---------------------
     Commission to be paid by
                             ------------------------


                          - Representative of Tenant
    ---------------------
    Commission to be paid by
                            -------------------------



                                          Initialed and Approved by Tenant:


                                          ---------------------------------

                                                                  EXHIBIT F

                                  SPECIAL TERMS

The following special terms modify and supplement the provisions of the Lease Agreement between Landlord and Tenant. All capitalized terms used but not defined in this Exhibit F will have the meanings attributed thereto in the Lease Agreement. In the event of a conflict between the provisions of the other portions of this Lease and this Exhibit F, the provisions of this Exhibit F will control.

1. Renewal Option. Tenant will have the option to renew this Lease for two consecutive renewal terms of five years each. Each such renewal option must be exercised, if at all, by Tenant's delivery of written notice of exercise to Landlord not more than 18, nor less than 12, months prior to the scheduled expiration of the Lease Term. Tenant's right to renew this Lease will be conditioned upon the Lease being in full force and effect, without any uncured default on the part of Tenant, both at the time of Tenant's exercise of such option and at the time of the scheduled commencement of such renewal term. Each such renewal term will be upon all of the same terms and conditions set forth in this Lease with respect to the initial Lease Term, except that the Base Rent for each such renewal term will be 95% of the fair market rent, as of the date of Tenant's exercise of each such renewal term, for comparable space in comparable light industrial/warehouse buildings in the DuPage County Illinois market. Landlord will furnish Tenant with Landlord's determination of such fair market rent within 30 days after Tenant's exercise of its renewal option. If Tenant does not agree with Landlord's determination of such fair market rent and if Landlord and Tenant cannot otherwise reach agreement upon such fair market rent within 45 days after Tenant's receipt of Landlord's written determination of such fair market rent, then, in either such event, Tenant may give notice to Landlord prior to expiration of such latter 45-day period revoking Tenant's exercise of such renewal option. If Tenant does not send a revocation notice to Landlord within such 45 day period, then, except as otherwise expressly provided herein, the fair market rent will in all events be determined in accordance with the appraisal procedure hereinafter set forth in this Paragraph 1. If the aforementioned 45 day period expires without Tenant sending a revocation notice to Landlord, then, within seven days after the expiration of such 45 day period, Landlord and Tenant shall each promptly select an appraiser and notify the other of the appraiser so selected. The two appraisers shall determine the fair market rental within ten days after their selection and shall report in writing to the Landlord and Tenant the fair market rental. If the two appraisers cannot agree on the fair market rental within such ten day period, a third appraiser shall be selected within the following ten days by the Illinois chapter of the American Institute of Real Estate Appraisers (or any successor organization thereto). All three appraisers shall then determine the fair market rental within ten days after the selection of a third appraiser and shall report in writing to Landlord and Tenant the fair market rental. In case of a disagreement among the three appraisers on the fair market rental, the average of the two appraisals closest in amount shall control; provided, however, that the fair market rental of the third appraiser shall not be greater than the higher of the other two appraisals, nor be less than the lower of such two appraisals. All appraisers shall be members in good standing of the American Institute of Real Estate Appraisers and shall have previous experience in making appraisals of leasehold interests in commercial warehouse buildings in the greater Chicago, Illinois area. Landlord and Tenant shall each pay the charges of its own appraiser and one half of the charges of any third appraiser selected in the aforesaid manner. Notwithstanding the foregoing, (i) in no event shall the annual Base Rent per square foot during each year of any renewal term be lower than the annual Base Rent per square foot payable by Tenant during the last year of the immediately preceding term of the Lease (be it the initial lease term or the first renewal term); and (ii) if for any reason the foregoing procedures fail to establish, through no fault of Landlord, the amount of the fair market rental applicable to the subject renewal term at least 210 days prior to the scheduled expiration of the Lease Term, then, at Landlord's option, Tenant's exercise of its renewal option shall be deemed ineffective and of no force and effect. With respect solely to the first such renewal term, Landlord will also provide Tenant with an allowance of up to $75,000 to make cosmetic improvements to the Leased Premises (excluding, however, for this purpose, the acquisition of any furniture or equipment), such allowance to be paid by Landlord to Tenant upon Tenant's completion of such improvements and Tenant's presentation to Landlord of reasonably detailed invoices supporting the costs incurred by Tenant in connection with the making of such improvements (in an amount up to but not exceeding $75,000). Tenant's exercise of its renewal option will apply to all space which it is leasing at the time of such exercise (including, the Expansion Space if then being leased by Tenant pursuant to Paragraph 4, below). If the Expansion Space has been leased to Tenant at the time of Tenant's exercise of its first renewal option, then the tenant improvement allowance referred to earlier in this P. 1 will be increased by $.21 for each rentable square foot contained within the Expansion Space.

2. Early Occupancy. To the extent permitted by the applicable local governmental authorities, Landlord will use its reasonable efforts to provide Tenant with access to 50% of the rentable square feet contained within the Leased Premises by June 15, 1997 and access to the remaining 50% of the rentable square feet contained within the Leased Premises by no later than June 30, 1997. Such access will be granted to Tenant pursuant to a letter from Landlord to Tenant stating that the floor is complete and authorizing Tenant to begin installing its racking and other fixtures and otherwise preparing the Leased Premises for its occupancy; provided, however, that Tenant's pre-Commencement Date activities in the Leased Premises will not unreasonably interfere with Landlord's construction of the Improvements to the Leased Premises. If Landlord is unable to provide such access to Tenant by the dates first set forth above for any reason, then Landlord will pay a penalty to Tenant equal to $2,000 per day for every day of the delay in its providing of the requisite access to Tenant hereunder (which penalty will be credited against Base Rent). If Landlord provides Tenant with access to the entire Leased Premises for the purpose of installing all of its racking by no later than June 1, 1997, then Tenant will, within thirty days after such access is granted to Tenant, pay a $50,000 incentive bonus to Landlord. For the purpose of this Paragraph 3, access to space within the Leased Premises will be deemed to have been granted to Tenant if the floors in the affected portion of the Leased Premises are "complete" within the meaning of ss.9 of the Lease Agreement.

3. Expansion Option. Upon the terms and subject to the conditions hereinafter set forth, Tenant will have the right to expand the Leased Premises by leasing approximately an additional 157,000 square feet of space to be constructed by Landlord, at Landlord's cost, either as an attached addition to the existing Building or as an adjacent but free-standing structure ("Expansion Space"). Landlord agrees to use all reasonable efforts to construct the Expansion Space as an attached addition to the east side of the Building and on the same grade, so long as such construction would comply with all applicable governmental laws, regulations, rules and ordinances. The Expansion Space will include 15 additional docks with 40,000 pound levelers and restrooms per building code for 100 employees, and will also include three cut-outs to the Expansion Space and employee parking for 100 cars. To the extent Tenant requires more than 15 docks in the Expansion Space, Landlord will endeavor to make sure additional docks available at a maximum cost of $10,000 each. Landlord will provide a tenant improvement allowance of $40 per rentable square foot for 1,500 rentable square feet of office improvements to the Expansion Space, with the preparation and approval of the plans and specifications for such office improvements to be governed by the same terms as apply to the preparation or approval of plans and specifications for the office improvements to the initial Leased Premises. If the Expansion Space is constructed as an attached addition to the existing Building, then Tenant acknowledges and agrees that its office improvements will be located in the glassed area located in the southeast corner of the existing Building. The truck apron for the Expansion Space will match specifications for the main Building along the entire south elevation of the same. The architectural design and the construction plans and specifications for the Expansion Space will otherwise generally be consistent with the architectural design and construction plans and specifications for the Building (as illustrated in Schedule 1 to Exhibit D of this Lease). Landlord's obligation to construct the Expansion Space will be subject to its preparation and approval of all construction plans and specifications associated with the Expansion Space, as well as the final review and approval of such construction plans and specifications by the Village of Carol Stream and the final review and approval by Tenant of the construction plans and specifications for the tenant improvements to be made to the Expansion Space (being the 1,500 rentable square feet of office improvements and any improvements to be made to the warehouse portion of the Expansion Space, which are above and beyond those improvements to be made to the warehouse space in accordance with the requirements set forth above in this paragraph 3) ("Expansion Space Tenant Improvements").

     The commencement date of Tenant's leasing of the Expansion Space (and, hence, the commencement of Tenant's obligation to pay Base Rent and Estimated Operating Expense Payments for the Expansion Space) shall be March 2, 1998, provided that on or before March 2, 1998 (i) there exists commercially reasonable ingress and egress to the Expansion Space (which, for this purpose, will include access to the Expansion Space through an overhead service door to be located at the rear of the Expansion Space)), (ii) the construction of the improvements to the

Expansion Space are such that Tenant can begin installing and testing of all of its trade fixturing (including, without limitation, its automatic distributor equipment) in the Expansion Space, and (iii) Landlord has obtained the necessary governmental approvals, if any, to permit Tenant's occupancy of the Expansion Space for the limited purpose of beginning the installation and testing of its trade fixturing. If the March 2, 1998 deadline is not met, then the commencement date of Tenant's leasing of the Expansion Space shall be the actual date on which items (i), (ii) and (iii) are satisfied. Notwithstanding the above, if the commencement date of Tenant's leasing of the Expansion Space has not occurred by April 1, 1998 (for any reason other than Tenant-caused delays or the failure, through no fault of Landlord, to achieve the milestones by the applicable milestone dates hereinafter set forth in this paragraph 3), then Landlord shall incur a penalty of $2,000 each day from April 1, 1998, to the commencement date of Tenant's leasing of the Expansion Space, which penalty, if any, shall be credited against the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments for the Expansion Space. In the event Landlord has met the March 2, 1998 deadline, but subsequent construction progress and approvals are not forthcoming such that Tenant cannot begin to bring its product into the Expansion Space on or before June 1, 1998, then, notwithstanding the commencement of Tenant's leasing of the Expansion Space, Base Rent and Estimated Operating Expense Payments shall abate until such time as Tenant can begin to bring its product into the Building and, if Tenant has prepaid Base Rent and Estimated Operating Expense Payments for the Expansion Space, Tenant shall be entitled to a pro rata credit against the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments for the Expansion Space based upon the number of days from June 1, 1998 to the date Tenant can begin to bring its product into the Expansion Space.

     If construction of the improvements to the Expansion Space is not substantially complete (as that term is defined in Section 9 of the Lease) on or before July 1, 1998, then Base Rent and Estimated Operating Expense Payments for the Expansion Space shall abate as of July 1, 1998, until such time as the Expansion Space is substantially completed and, if Tenant has prepaid Base Rent and Estimated Operating Expense Payments for the Expansion Space, Tenant shall be entitled to a pro rata credit against the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments for the Expansion Space based upon the number of days from July 1, 1998 to the date the Expansion Space is substantially completed.

     In the event the Expansion Space is not substantially completed by July 1, (other than solely due to Tenant- caused delays or the failure, through no fault of Landlord, to achieve the milestones by the applicable milestone dates hereinafter set forth in this paragraph 3 Landlord shall incur a penalty of $2,000 per day from July 1 to the date the Expansion Space is substantially completed or such earlier date as Tenant provides written notice to Landlord that Tenant is exercising its self-help remedy under the third to the last grammatical paragraph of this Paragraph 3, which penalty, if any, shall be credited against the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments for the Expansion Space.

     The following are those milestones and milestone dates referred to in the immediately preceding paragraph of this paragraph 3:


     - Execution and delivery by Tenant of an indemnification agreement, indemnifying Landlord (upon terms and conditions reasonably acceptable to Landlord and Tenant), against any monetary liabilities incurred by Landlord (i.e., liabilities which are reasonably necessary to incur prior to Tenant exercising the Expansion Option in order for Landlord to meet the deadlines set forth herein) in connection with the design and construction of the Expansion Space prior to Tenant's formal exercise of its expansion option hereunder - June 20, 1997;
     - Exercise of Expansion Option by Tenant - July 1, 1997;
     - Final approval by Tenant of construction plans and specifications for the Expansion Space Tenant Improvements within ten business days after the date of delivery of such construction plans and specifications by Landlord to Tenant;
     - Final approval of construction plans and specifications for the Expansion Space by the Village of Carol Stream (including the issuance of a building permit for the construction of the Expansion Space) - August 29, 1997;

     Notwithstanding anything to the contrary contained herein, if the Village of Carol Stream has not given its final approval of construction plans and specifications for the Expansion Space and issued a building permit for the construction of the Expansion Space by December 1, 1997, then Tenant will have the right, exercisable by its delivery of written notice of termination to Landlord on or before December 31, 1997, to rescind and terminate the exercise of its Expansion Option under this Paragraph 3 and Tenant shall thereafter be relieved of all obligations with respect to the Expansion Space, including, without limitation, all obligations under the indemnity agreement executed on June 12, 1997 by Tenant for the benefit of Landlord. Tenant acknowledges and agrees that, except for the termination right set forth in the immediately preceding sentence and the self-help rights provided for below, its exclusive remedies with respect to any delays associated with the construction and delivery to it of the Expansion Space will be as set forth in this Paragraph 3 and except for such termination rights with respect to the Expansion Space, Tenant will in no event have any right to terminate this Lease as it relates to the initial Leased Premises or the Expansion Space for any failure to timely construct and deliver the Expansion Space to Tenant in the manner contemplated hereunder.

     In the event the substantial completion of the Expansion Space occurs and the construction of the Expansion Space is not 100% complete or a permanent certificate of occupancy has not been issued, then Landlord and Tenant will promptly prepare a punchlist and Landlord will have an additional 30 days from the substantial completion date for the Expansion Space to complete the punchlist items and to obtain the permanent certificate of occupancy (or such longer period of time as may be required to complete any punchlist items which are weather sensitive - e.g., landscaping and exterior paving). If Landlord and Tenant cannot agree on the punchlist items, then Tenant will promptly select an architect and notify Landlord of the architect so selected. Tenant's architect and Landlord's architect will determine the punchlist items and will report in writing to Landlord and Tenant the punchlist items. If the two architects do not agree on the punchlist items, a third architect (mutually acceptable to Landlord's architect and Tenant's architect) will be selected within the following five days. In such event, the third architect will determine the punchlist items within five days after his or her selection and will report in writing to Landlord and Tenant the punchlist items. All architects will be members in good standing with the American Institute of Architects and will have previous experience in making evaluations of industrial buildings in the metropolitan Chicago real estate market. Landlord and Tenant will each pay the charges of its own architect and one-half of the charges of the third architect. Notwithstanding anything contained herein to the contrary, if Landlord has not 100% completed the punchlist items and the improvements (including, without limitation, the landscaping and exterior paving) and obtained a permanent certificate of occupancy by August 3, 1998, for any reason other than the occurrence of a Tenant-caused delay, then Tenant may, following its delivery of written notice to Landlord that it is exercising its self-help remedy hereunder, proceed to complete the punchlist items and improvements and deduct the cost thereof reasonably incurred by Tenant from the immediately succeeding installments of Base Rent and Estimated Operating Expense Payments; provided, however, that if Tenant's use and occupancy of the Leased Premises is interrupted by any governmental authority at any time thereafter, including, without limitation, during the course of Tenant completing the punchlist items and the improvements, due to the fact that a permanent certificate of occupancy has not been issued, then Base Rent and Estimated Operating Expense Payments shall abate until such time as Tenant's use and occupancy is restored by governmental authority.

     Notwithstanding anything to the contrary contained herein, if Landlord's inability to meet any of the various time deadlines set forth in this paragraph 3 (that is, the March 2, 1998, June 1, 1998 and July 1, 1998 deadlines) is attributable solely to a Tenant-caused delay (which, for the purposes of this Paragraph 3, will include Tenant's failure to timely respond to any matter submitted for its review, delays caused by Tenant's requested change orders, as verified by Landlord's general contractor, Tenant's making of installations in the Expansion Space, provided that the making of any such installations unreasonably interferes with Landlord's construction of the improvements, and Tenant's failure, through no fault of Landlord, to achieve the first three milestones referred to in this Paragraph 3 by the appropriate milestone dates set forth above), then Tenant's obligation to commence paying Base Rent and Estimated Operating Expense Payments will commence and continue unabated in the same manner as would be required hereunder if such Tenant-caused delay had not occurred and Landlord had accordingly met the applicable time deadline.

     Tenant's expansion option will be exercised, if at all, by Tenant's delivery of written notice of the exercise of the same on or before July 1, 1997. Except as otherwise provided above with respect to the scope of and improvements to the Expansion Space, Tenant's leasing of such Expansion Space will be upon all of the same terms and conditions as are applicable to its leasing of the initial Lease Premises (including, without limitation, the termination date of its leasing of the Expansion Space, which termination date will be co-terminus with its leasing of the Leased Premises), except that: (i) the commencement date of its leasing of the Expansion Space will be the date specified above in this Paragraph 3; and (ii) all provisions of the Lease Agreement which are expressly tied to the square footage contained in the space being leased by Tenant hereunder (for example, the description in the Leases Summary of the Leased Premises, Base Rent, Tenant's Proportionate Share of Operating Expenses and the Initial Estimated Operating Expense Payments), will be modified to reflect Tenant's leasing of both the Expansion Space and the Leased Premises; and (iii) the annual Base Rent payable by Tenant during the last 60 months of its leasing of the Expansion Space will be $4.08 per rentable square foot contained within the Expansion Space, with the annual Base Rent for the prior period of Tenant's leasing of the Expansion Space being $3.60 per rentable square foot contained within the Leased Premises.

4. Sale of Building. Tenant acknowledges that it is Landlord's intention to sell the Building and the land on which it is situated (as well as any Expansion Space and associated land) to the Prudential Insurance Company of America. If the Prudential Insurance Company of America thereafter decides to market for sale the Building and Expansion Space and any associated land, The Prudential Insurance Company of America will give Tenant prior notification that it is contemplating such a marketing effort and The Prudential Insurance Company of America will entertain Tenant's bids for the purchase of the Building and Expansion Space and any associated land for 15 days after Tenant's receipt of such notification from The Prudential Insurance Company of America.

5. Installation of Fixtures. Tenant may use its own licensed contractors for the installation of its fixtures and racking, provided that the activities of such contractors do not unreasonably interfere with Landlord's efforts to complete construction of the Building and Tenant Improvements.

6. Exterior Signage. All exterior building signs identifying Tenant will be installed by Landlord at Tenant's sole cost and expense. Tenant will be responsible for maintaining and repairing all such exterior building signs.



                                          Initialed and Approved by Tenant:


                                          ---------------------------------



The Prudential Insurance Company of America is signing this Exhibit F for the limited purpose of acknowledging its obligation under Paragraph 4 of this Exhibit F.


                                          The Prudential Insurance Company
                                          of America


                                          By
                                            ------------------------------
                                                           (Name)  (Title)

                                                                EXHIBIT C

                              RULES AND REGULATIONS

     1. Landlord will provide Tenant with two sets of keys to the Leased Premises. Tenant may obtain additional keys to the Leased Premises at Tenant's sole expense. Tenant will provide only its authorized agents and employees with copies of such keys. Upon termination of the Lease, Tenant will return all keys to Landlord.

     2. Tenant will not alter or add locks or bolts on doors providing ingress and egress to the Leased Premises, without the prior written consent of Landlord.

     3. Tenant will lock the Leased Premises before leaving the Leased Premises each day.

     4. [Intentionally omitted]

     5. Tenant will place garbage and refuse only in trash containers approved by Landlord. Such containers will be kept outside the Leased Premises in such areas as are designated by Landlord in the Final Plans (which Final Plans include locations for pads for garbage containers). Landlord must approve the trash collection and disposal service utilized to empty and haul away such garbage and refuse and the times and days of the week such containers will be emptied. Tenant will pay for the cost of the containers and the periodic trash collection and disposal charges.

     6. No aerials, antennae, satellite dishes or other communication equipment will be placed by Tenant on or about the Building without the prior consent of Landlord which consent will not be unreasonably withheld. Tenant may, however, place aerials, antennae, satellite dishes or other communication equipment on the Land (but not on the Building) without the consent of Landlord. Landlord shall not, for itself or any third party, install or construct aerials, antennae, satellite dishes or other communication equipment on or about the Leased Premises without first obtaining the prior written consent of Tenant, which consent will not be unreasonably withheld. Any aerials, antennae, satellite dishes or other communication equipment installed on the Land or the Building in accordance with this Paragraph 6 will be so installed in compliance with all applicable laws. If any aerial, antennae, satellite dish or other communication equipment installed on or about the Leased Premises by Landlord at any time interferes with the signal of any such items placed on or about the Leased Premises by Tenant, then, promptly following its receipt of written notice from Tenant that such signal interference is occurring, Landlord will, at its expense, remove such aerial, antennae, satellite dish or other communication from the Leased Premises. Within 30 days after the expiration or sooner termination of the Lease Term, Tenant, at its sole cost, will remove all antennae, satellite dishes or other communication equipment installed by it under this Paragraph 6 and will repair all damage caused by any such removal.

     7. [Intentionally omitted]

     8. Tenant will not use the plumbing facilities serving the Leased Premises for the disposal of refuse or any other improper use. Tenant will, at its sole expense repair any damage to such plumbing facilities caused by any such misuse.

     9. No animals or birds will be allowed in or about the Leased Premises.

     10. Tenant will not store any personal property outside the Leased
Premises.

     11. Tenant will not burn or incinerate trash, refuse or any other items in or outside the Leased Premises.

     12. Tenant will not allow anyone to reside or sleep in the Leased Premises.

     13. Landlord will not be responsible for any loss, theft or disappearance of personal property from the Leased Premises, unless due to Landlord's negligence or intentional misconduct.

     14. Tenant will not cover all or any part of any window or door to the Leased Premises without obtaining the prior written consent of Landlord.

     15. Tenant will not conduct or permit to be conducted any auction or public sale on or about the Leased Premises, without the prior written consent of Landlord.

     16. Tenant will maintain the inside of the Leased Premises at a temperature sufficiently high to prevent freezing of water, pipes, fixtures and fire protection systems inside the Leased Premises.

     17. Tenant will not overload the floors of the building and the Leased Premises beyond the stated maximum capacity thereof, which is 4000 psi.

     18. Tenant will not cause or permit any unusual or objectionable odors to be produced upon or permeated from the Leased Premises.

     19. The sidewalk, entrances, passages, halls and parking areas will not be obstructed or encumbered by Tenant or used for any purpose other than ingress or egress to and from the Leased Premises.

     20. Tenant will not create or maintain any nuisance (including without limitation, loud noises, bright lights, smoke or dust) which will be visible from the exterior of the Leased Premises.

     21. Tenant will not conduct any noxious or offensive trade or activity at the Leased Premises.

     22. All deliveries and shipments will be made only at Tenant's loading dock(s) or other areas reasonably designated by Landlord.

     23. [Intentionally omitted]

     24. [Intentionally omitted]

     25. [Intentionally omitted]

     26. Tenant shall not load any vehicle beyond the weight limits established by the state and will be responsible for any damage caused to the common areas by overweight vehicles making deliveries to or transporting goods from the Leased Premises.

     27. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building.

     28. [Intentionally omitted].

     29 It is Landlord's desire to maintain the Building and the Park with the highest standard of dignity and good taste consistent with comfort and convenience for tenants. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Leased Premises, the Building and the Park and the preservation of good order therein.

These Rules and Regulations (and any amendments hereto which are consistent with the Lease) are intended to supplement the terms and provisions of the Lease and shall be applied and interpreted in a manner which is consistent with the terms and provisions of the Lease. In the event of a conflict between the Lease and these Rules and Regulations (or any amendments thereto), the Lease will govern.




                                          Initialed and Approved by Tenant:


                                          ---------------------------------

                                    GUARANTY

                                  June 20, 1997



This Guaranty is made as of the date first set forth above by Blyth Industries, Inc. ("Guarantor"). This Guaranty is being given by Guarantor to Carol Stream I Development Company, its successors and assigns (together with all successor owners of the Building, "Landlord") for the purpose of inducing Landlord to lease space in its building known as Carol Stream #1 in Carol Stream, Illinois ("Building") to Partylite Gifts, Inc. ("Tenant"). Tenant's lease of space in the Building (the "Premises") will be governed by a Lease Agreement ("Lease") which will be entered into by Tenant and Landlord contemporaneously with Guarantor's execution and delivery of this Guaranty to Landlord.

In consideration of Landlord's execution and delivery of the Lease and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

     1. Guarantor hereby absolutely, unconditionally and irrevocably guaranties to Landlord the due and punctual payment of each installment of rent and other charges payable under the Lease (whether by acceleration or otherwise) and the prompt and complete performance by Tenant of all other covenants, conditions and provisions of the Lease which are required to be performed by Tenant (collectively, the "Liabilities"). Guarantor will pay to Landlord all reasonable costs (including, without limitation, attorney's and paralegal's fees) incurred by Landlord in seeking to enforce the Lease or Guarantor's obligations hereunder, regardless whether legal action is formally instituted against Tenant or Guarantor.

     2. This Guaranty is a present, absolute, continuing and unlimited guaranty of payment and performance and not merely a guaranty of collection and Landlord will not be required to take any action against Tenant or to realize upon any security for Tenant's performance under the Lease or give any notice to Guarantor (unless otherwise expressly required under the Lease) as a condition precedent to demanding performance hereunder by Guarantor or otherwise exercising its rights under the Guaranty. This Guaranty and the liability of the Guarantor hereunder will not be impaired or affected by any assignment of the Lease or any subletting of Tenant's space in the Building (unless Guarantor is expressly released by a written instrument signed by Landlord at the time of any such assignment or subletting), nor by any extension, forbearance or delay in enforcing any of the terms, conditions, covenants or provisions of the Lease, nor by any amendment, modification or revision of the Lease, nor by: (i) any transfer, waiver, compromise, settlement, modification, surrender or release of Tenant's obligations under the Lease; (ii) the existence of any defenses to enforcement of the Lease;
         (iii) any failure, omission, delay or inadequacy, whether entire or partial, of Landlord to exercise any right, power or remedy regarding the Lease or to enforce or realize upon (or to make any guarantor a party to the enforcement or realization upon) any of Landlord's security for the Lease, including, but not limited to, any impairment or release of such security by Landlord; (iv) the existence of any setoff, claim or counterclaim or the reduction or diminution of the Liabilities, or any defense of any kind or nature, which Guarantor may have against Tenant or which any party has against Landlord; (v) the application of payments received from any source to the payment of any obligation other than the Liabilities, even though Landlord might lawfully have elected to apply such payments to any part or all of the Liabilities; (vi) the addition or release of any and all other guarantors, obligors and other persons liable for the payment of the Liabilities, and the acceptance or release of any and all other security for the payment of the Liabilities; or (vii) any distress or reentry by Landlord or dispossession of Tenant or any action or remedy taken by Landlord under the Lease, or any failure to notify Guarantor of any default by Tenant (unless otherwise expressly required under the Lease); whether or not Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through
         (vii) inclusive of this Paragraph.

     3. No action or proceeding brought or instituted against Guarantor under this Guaranty (nor any recovery with respect thereto) will be a bar or defense to any further action or proceeding which may be brought under this Guaranty.

     4. The liability of Guarantor will not be deemed to be waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any creditor, receivership, bankruptcy (including Chapter VII or Chapter XI bankruptcy proceedings or other reorganization proceedings under the Bankruptcy Act) or other proceeding, or the rejection or disaffirmance of the Lease in any such proceeding. Guarantor agrees that, if at any time all or any part of any payment theretofore applied by Landlord to any Liabilities is rescinded or returned by Landlord due to the insolvency, bankruptcy, liquidation or reorganization of any party), such Liabilities shall, for the purposes of this Guaranty, be deemed to have continued in existence to the extent of such payment, notwithstanding such application by Landlord, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by Landlord had not been made. Guarantor does hereby further agree that with respect to any payments made by Guarantor hereunder, Guarantor shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, and Guarantor hereby waives all such rights to the fullest extent permitted b y law.

     5. Guarantor expressly waives: (i) notice of the acceptance by Landlord of this Guaranty; (ii) notice of the existence, creation, payment or nonpayment of the Liabilities; (iii) presentment, demand, notice of dishonor, protest and all other notices whatsoever, unless otherwise expressly required under the Lease; and (iv) any failure by Landlord to inform Guarantor of any facts Landlord may now or hereafter know about Tenant, the Lease or the Premises, it being understood and agreed that Guarantor has and will maintain personal knowledge of and is familiar with Tenant's financial condition and business affairs and has the ability to influence Tenant's decision-making processes, and that Landlord has no duty so to inform, and that Guarantor is fully responsible for being and remaining informed by, Tenant of all circumstances bearing on the Lease and this Guaranty. No modification or waiver of any of the provisions of this Guaranty will be binding upon Landlord except as expressly set forth in a writing duly signed and delivered on behalf of Landlord.

     6. There will be no modification of the provisions of this Guaranty unless the same are in writing and signed by Guarantor and Landlord.

     7. Guarantor will submit a current and accurate financial statement to Landlord on or before the first day of April of each calendar year.

     8. All of the terms, agreements and conditions of this Guaranty are joint and several, and will extend to and be binding upon the undersigned (and both of them jointly and severally, if more than one), their heirs, executors, administrators, and assigns, and will inure to the benefit of Landlord, its successors and assigns, and to any future owner of the fee of the Building.

     9. Guarantor acknowledges that Landlord's entry into the Lease is in reliance upon and would not have been made but for Guarantor's execution of this Guaranty and the truth, accuracy and completeness of all financial information which has been furnished to Landlord by Guarantor. In the event that such financial information or any subsequent financial information furnished by Guarantor is found to be untrue or inaccurate in any material respect, or in the event that Guarantor has misrepresented in any material respect Guarantor's financial condition, then the same shall constitute a default under the Lease, entitling Landlord to exercise any and all rights and remedies authorized or permitted to be exercised in the event of such a default, including, without limitation, the recourse available to Landlord under this Guaranty. Guarantor agrees that, to the extent it ceases to be a publicly-traded corporation over a nationally-recognized stock exchange (and, therefore, its annual financial statements are no longer available in the public domain), Guarantor will provide its most recent financial statements (including a balance sheet and income and loss statement) to Landlord within five months after the end of each of Guarantor's fiscal years during the Lease Term.

Guarantor has executed this Guaranty on June 20, 1997.

Signed and acknowledged in                  GUARANTOR:
the presence of:                            BLYTH INDUSTRIES, INC.

  /s/ Sarah Scova
------------------------------

------------------------------              By: /s/ Bruce Kreiger
                                              --------------------------------
                                                     (Name)  (Title)
                                                   Vice President


STATE OF  Connecticut
        -----------------------
COUNTY OF  Fairfield
         ---------------------

The foregoing instrument was sworn to and acknowledged before me on June 20, 1997 by Bruce Kreiger.


                                               /s/ Christina Kaufman
                                              --------------------------------
                                                     Notary Public